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                                                                              EXHIBIT NO. 99.7(c)
                                                                             AS OF: July 26, 2005

                            EXHIBIT A TO CUSTODIAN CONTRACT
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          NAME OF TRUST/PORTFOLIO              STATE STREET PORTFOLIO       CHASE PORTFOLIO
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
I.   MFS FAMILY OF FUNDS

     MFS SERIES TRUST I:
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     Cash Reserve Fund (MCF)                             X
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     Core Equity Fund (RGI)                              X
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     Core Growth Fund (CGF)                              X
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     New Discovery Fund (NDF)                            X
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     Research International Fund (RIF)                   X
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     Strategic Growth Fund (AGF)                         X
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     Technology Fund (SCT)                               X
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     Value Fund (EIF)                                    X
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     MFS SERIES TRUST II:
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     Emerging Growth Fund (MEG)                                                    X
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     MFS SERIES TRUST III:
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     High Income Fund (MFH)                                                        X
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     High Yield Opportunities Fund (HYO)                 X
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     Municipal High Income Fund (MMH)                   N/A                       N/A
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     MFS SERIES TRUST IV:
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     Gov't. Money Mkt. Fund (MMG)                        X
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     Mid Cap Growth Fund (OTC)                                                     X
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     Money Market Fund (MMM)                             X
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     Municipal Bond Fund (MMB)                          N/A                       N/A
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     MFS SERIES TRUST V:
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     International New Discovery Fund (MIO)              X
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     Research Fund (MFR)                                                           X
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     Total Return Fund (MTR)                                                       X
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     MFS SERIES TRUST VI:
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     Global Equity Fund (MWE)                                                      X
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     Global Total Return Fund (MWT)                                                X
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     Utilities Fund (MMU)                                                          X
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     MFS SERIES TRUST VII:
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     Capital Opportunities Fund (MVF)                                              X
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     MFS SERIES TRUST VIII:
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     Strategic Income Fund (MSI)                                                   X
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     Global Growth Fund (WGF)                            X
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     MFS Tax Managed Equity Fund (TME)                   X
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     MFS SERIES TRUST IX:
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     Bond Fund (MFB)                                                               X
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     Emerging Opportunities Fund (MCV)                   X
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     Inflation-Adjusted Bond Fund (IAB)                  X
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     Intermediate Inv. Grade Bond Fund (IBF)             X
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     Limited Maturity Fund (MLM)                                                   X
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     Municipal Ltd. Maturity Fund (MML)                 N/A                       N/A
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     Research Bond Fund (RBF)                            X
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     Research Bond Fund J (RBJ)                          X
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     MFS SERIES TRUST X:
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     Aggressive Growth Allocation Fund (AGG)             X
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     Conservative Allocation Fund (CON)                  X
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     Emerging Markets. Debt Fund (EMD)                   X
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     Emerging Markets Equity Fund (FEM)                  X
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     Floating Rate High Income Fund (FRH)                X
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     Gemini U.K. Fund (GKF)                              X
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     Global Value Fund (GOF)                                                       X
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     Growth Allocation Fund (GRO)                        X
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     International Diversification Fund (MDI)            X
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     International. Growth Fund (FGF)                    X
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     International Value Fund (FGI)                      X
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     Moderate Allocation Fund (MOD)                      X
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     New Endeavor Fund (NEF)                             X
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     Strategic Value Fund (SVF)                          X
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     MFS SERIES TRUST XI:
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     Mid Cap Value Fund (MDF)                            X
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     Union Standard Equity Fund (UNE)                    X
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     MFS SERIES TRUST XII:
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     Lifetime Retirement Income Fund ([___])            [ ]                       [ ]
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     Lifetime 2010 Fund ([___])                         [ ]                       [ ]
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     Lifetime 2020 Fund ([___])                         [ ]                       [ ]
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     Lifetime 2030 Fund ([___])                         [ ]                       [ ]
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     Lifetime 2040 Fund ([___])                         [ ]                       [ ]
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     MFS MUNICIPAL SERIES TRUST:
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     AL Municipal Bond Fund (MAL)                       N/A                       N/A
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     AR Municipal Bond Fund (MAR)                       N/A                       N/A
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     CA Municipal Bond Fund (MCA)                       N/A                       N/A
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     FL Municipal Bond Fund (MFL)                       N/A                       N/A
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     GA Municipal Bond Fund (MGA)                       N/A                       N/A
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     MD Municipal Bond Fund (MMD)                       N/A                       N/A
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     MA Municipal Bond Fund (MMA)                       N/A                       N/A
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     MS Municipal Bond Fund (MMP)                       N/A                       N/A
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     NY Municipal Bond Fund (MNY)                       N/A                       N/A
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     NC Municipal Bond Fund (MNC)                       N/A                       N/A
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     PA Municipal Bond Fund (MPA)                       N/A                       N/A
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     SC Municipal Bond Fund (MSC)                       N/A                       N/A
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     TN Municipal Bond Fund (MTN)                       N/A                       N/A
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     VA Municipal Bond Fund (MVA)                       N/A                       N/A
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     WV Municipal Bond Fund (MWV)                       N/A                       N/A
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     Municipal Income Fund (MMI)                        N/A                       N/A
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     STAND-ALONE FUNDS:
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     Government Limited Maturity Fund (MGL)             N/A                       N/A
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     Government Securities Fund (MGS)                   N/A                       N/A
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     Growth Opportunities Fund (MGO)                                               X
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     MA Investors Growth Stock Fund (MIG)                                          X
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     MA Investors Trust (MIT)                            X
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II.  MFS CLOSED-END FUNDS
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     Charter Income Trust (MCR)                          X
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     Government. Markets. Income Trust (MGF)                                       X
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     Intermediate Income Trust (MIN)                     X
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     Multimarket Income Trust (MMT)                                                X
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     Municipal Income Trust (MFM)                       N/A                       N/A
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     Special Value Trust (MFV)                                                     X
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III. MFS INSTITUTIONAL FUNDS
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     MFS Institutional Trust (MFSIT):
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     Inst. International Equity Fund (IIE)               X
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     Inst. Large Cap Growth. Fund (ILC)                  X
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     Inst. Large Cap Value Fund (ILV)                    X
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     Inst. Int'l Research Equity Fund (IRE)              X
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     MFS VARIABLE INSURANCE TRUST (MVI):
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     Capital Opportunities Series (VVS)                                            X
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     Emerging Growth Series (VEG)                                                  X
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     Global Equity Series (VGE)                          X
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     High Income Series (VHI)                                                      X
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     Investors Growth Stock Series (VGS)                 X
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     Investors Trust Series (VGI)                                                  X
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     Mid Cap Growth Series (VMG)                         X
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     Money Market Series (VMM)                           X
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     New Discovery Series (VND)                          X
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     Research Bond Series (VFB) (fka Bond Series)                                  X
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     Research Series (VFR)                                                         X
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     Research International Series (VRI)                 X
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     Strategic Income Series (VWG)                                                 X
     (fka) Global Governments Series)
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     Total Return Series (VTR)                                                     X
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     Utilities Series (VUF)                                                        X
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     Value Series (VLU)                                                            X
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IV.  MFS/SUN LIFE SERIES TRUST
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     Bond Series (BDS)                                   X
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     Capital Appreciation Series (CAS)                                             X
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     Capital Opportunity Series (VAL)                    X
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     Emerging Growth Series (EGS)                                                  X
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     Emerging Markets Equity Series (FCE)                X
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     Global Governments Series (WGS)                                               X
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     Global Growth Series (WGO)                          X
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     Global Total Return Series (WTS)                                              X
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     Government. Securities Series (GSS)                N/A                       N/A
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     High Yield Series (HYS)                                                       X
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     International. Growth Series (FCI)                  X
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     International Value Series (FCG)                    X
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     Mass. Inv. Growth Stock Series (MIS)                X
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     Mass. Investors Trust Series (CGS)                                            X
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     Mid Cap Growth Series (MCS)                                                   X
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     Mid Cap Value Series (MVS)                          X
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     Money Market Series (MKS)                           X
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     New Discovery Series (NWD)                          X
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     Res. Gr. and Inc. Series (RGS)                      X
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     Research International Series (RSS)                 X
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     Research Series (RES)                                                         X
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     Strategic Growth Series (SGS)                       X
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     Strategic Income Series (SIS)                       X
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     Strategic Value Series (SVS)                        X
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     Technology Series (TKS)                             X
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     Total Return Series (TRS)                                                     X
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     Utilities Series (UTS)                                                        X
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     Value Series (EIS)                                  X
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V.   COMPASS PRODUCTS
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     Cap. Appreciation Var. Acct. (CAVA)                                           X
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     Gov't. Securities Var. Acct. (GSVA)                N/A                       N/A
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     Global Gov'ts. Var. Acct. (WGVA)                                              X
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     High Yield Variable Acct. (HYVA)                                              X
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     Managed Sectors Var. Acct. (MSVA)                                             X
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     Money Mkt. Variable Acct.(MMVA)                     X
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     Total Return Variable Acct. (TRVA)                                            X
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MFS FUNDS LISTED IN THIS EXHIBIT A                            STATE STREET BANK AND TRUST COMPANY

By: SUSAN S. NEWTON                                        By:
    -----------------------------------------                  -----------------------------------------
    Name: Susan S. Newton                                      Name:
    Title:  Assistant Secretary and Assistant Clerk            Title:


                                                           JPMORGAN CHASE INVESTOR SERVICES CO.

                                                           By:
                                                               -----------------------------------------
                                                               Name:
                                                               Title:
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